Exhibit 10.3.5.3
FIRST AMENDMENT TO OFFICE LEASE AGREEMENT
     THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (“First Amendment”) is made this 30th day of June, 2003, between CHASE TOWER ASSOCIATES, L.L.C., a Delaware limited liability company (“Landlord”), and HEALTHCARE FINANCIAL PARTNERS REIT, INC., a Maryland corporation (“Tenant”).
WITNESSETH:
     WHEREAS, by that certain Office Lease Agreement dated December 7, 2001 (the “Lease”), Landlord leased to Tenant, and Tenant leased from Landlord, approximately 10,608 square feet of rentable area, located on the eleventh (11th) floor of the building located at 4445 Willard Avenue, Chevy Chase, Maryland, upon the terms and conditions set forth in the Lease; and
     WHEREAS, Landlord and Tenant desire to modify the terms and conditions of the Lease to establish the Lease Commencement Date thereunder as March 1, 2002, as more particularly set forth herein.
     NOW, THEREFORE, in consideration of the above and the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Landlord and Tenant hereby agree as follows:
     1. Capitalized terms used herein and not otherwise defined shall have the same meanings as those ascribed to them in the Lease.

     2. Section 3.2 of the Lease is hereby amended by deleting the first (1st) sentence thereof and inserting the following language in lieu thereof: “The ‘Lease Commencement Date’ shall be March 1, 2002.”
     3. Exhibit D attached to the Lease is hereby deleted in its entirety and the version of Exhibit D attached to this First Amendment is hereby attached to the Lease and made a part thereof in lieu of the original version of Exhibit D.
     4. Landlord and Tenant each hereby agrees and acknowledges with the other that, to the best of each party’s actual knowledge, no default by either party exists under the Lease as of the date of this First Amendment.
     5. Except as expressly amended and modified herein, all terms, conditions and provisions of the Lease shall remain unmodified and in full force and effect.
     6. Landlord and Tenant represent and warrant to each other that the person signing this First Amendment on its behalf has the requisite authority and power to execute this First Amendment and to thereby bind the party on whose behalf it is being signed.

     7. Landlord and Tenant represent and warrant to each other that neither of them has employed any broker in procuring or carrying on any negotiations relating to this First Amendment. Landlord and Tenant shall indemnify and hold each other harmless from any loss, claim or damage relating to the breach of the foregoing representation and warranty by the indemnifying party.
     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Office Lease Agreement as of the day and year first hereinabove written.

WITNESS:	LANDLORD:

CHASE TOWER ASSOCIATES, L.L.C., a
Delaware limited liability company

	By:	CHASE TOWER INVESTORS, L.L.C.,
a Delaware limited liability
company

		By:	JBG/BANNOCKBURN PARTNERS,
L.L.C., a Delaware limited
liability company, its
Managing Member

/s/ Celeste McCall			By:	/s/ Robert A. Stewart	[SEAL]
			Name:	Robert A. Stewart
			Title:	Managing Member
[Signatures continued on next page]

[Signatures continued from previous page]

ATTEST:		TENANT:

HEALTHCARE FINANCIAL PARTNERS
REIT, INC., a Maryland corporation
[Corporate Seal]

By:	/s/ Sean P. Murphy	By:	/s/ Peter J. Farrell	[SEAL]
Name Sean P. Murphy			Peter J. Farrell
Its: Secretary			President

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